WINDTREE THERAPEUTICS™



# Investor Conference Call
## Financial Restructuring Initiative and Transactions
November 2, 2017

OTCQB:WINT

# Forward-looking Statement

To the extent that statements in this presentation are not strictly historical, including statements about the Company's clinical development programs, business strategy, outlook, objectives, plans, intentions, goals, future financial conditions, future collaboration agreements, the success of the Company's product development activities, or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this presentation are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made. These risks are further described in the Company's periodic filings with the Securities and Exchange Commission (SEC), including the most recent reports on Forms 10-K, 8-K and 10-Q, and any amendments thereto ("Company Filings")

*Under no circumstances shall this presentation be construed as an offer to sell or as a solicitation of an offer to buy any of the Company's securities. In addition, the information presented in this deck is qualified in its entirety by the Company Filings. The reader should refer to the Company Filings for a fuller discussion of the matters presented here.*

# Successfully Completed Financial Restructuring Program

- Closed $10 million Share Purchase Agreement resulting in Lee's Pharm obtaining a controlling interest in Windtree
- Windtree and Deerfield restructured and retired $25 million long-term debt
- Windtree and Battelle Memorial Institute have signed a memorandum of understanding outlining terms to restructure the payment terms of existing development cost obligations to minimize near-term cash requirements
- Improved capital structure and balance sheet better position Windtree for longer term financial stability and growth

# Rationale for Transactions

- Our KL4 platform assets – beginning with AEROSURF® for the treatment of respiratory distress syndrome (RDS) in premature infants – represent a significant opportunity. However, significant additional investment is required to advance and realize the full potential of these assets given this stage of clinical and device development.
- Securing the required additional capital was a challenge due in significant part to the financial overhang of $25MM of secured debt, with the first installment of $12.5MM due in February 2018
- Improving the Company's balance sheet and capital structure has been a critical success factor to better enable the prospects for long-term financial stability

# Strategy

***Execute a broad financial restructuring initiative via a strategic transaction that would:***

1. Rapidly secure the cash needed to fund operations with a focus on maintaining our assets and advancing the AEROSURF® program
2. Remove the financial overhang caused by long-term debt; address the barrier to further funding by retiring the debt
3. Lower ongoing, non-program related cash burn
4. Better position Windtree for growth and longer term stability

# Elements of the Transactions

## 1 Lee's Share Purchase

- To fund a cash resource gap, Lee's entered into the previously announced August 2017 Loan Agreement and advanced Windtree $3.9 million
- Lee's purchased $10 million of common stock at approximately $0.22 per share
  - $6.1 million cash received at closing
  - $3.9 million previously advanced under the August 2017 Loan Agreement
- Purchase price represents a 15% premium to the average 10-day VWAP through October 27, 2017
- Lee's owns approximately 73% of currently outstanding Windtree shares of common stock

# Elements of the Transactions *(cont'd)*

## 2 Deerfield Debt Retirement

- Deerfield agreed to restructure and retire its $25 million secured loan to facilitate the Lee's share purchase. In exchange for the retirement of debt, Deerfield received:
  - $2.5 million of share purchase proceeds
  - 1.4 million shares of Windtree common stock representing 2% ownership on a fully-diluted basis (as defined)
  - up to $15 million in future AEROSURF regulatory and commercial milestones beginning with filing for U.S. marketing approval

## 3 Battelle Collaboration Development Payables

- Battelle (our medical device partner) agreed to restructure payment terms of existing payables
  - To be addressed through a combination of lowered amount of cash payment, conversion of debt into common shares through participation in the next financing and the balance set against future milestones

# Results and Benefits of the Restructuring Initiative

- ✓ Significantly improved capital structure by removing the financial overhang of long-term debt
- ✓ Lowered the ongoing, non-program related cash burn rate through a combination of a 40% headcount reduction and other cost cutting measures
- ✓ Better positioned to access new capital – including potentially with China / Hong Kong capital markets and investors
- ✓ Windtree becomes part of a well respected and resourced, global organization that is committed to building the KL4 platform and Windtree; expands our revenue potential and opportunities to diversify and build a broader portfolio

# Lee's Pharm Overview

LEE'S PHARM.
李 氏 大 藥 廠

- Hong Kong based and listed, research and development focused biopharmaceutical company
- Founded in 1994 with over HK$900MM in net revenues in 2016
- Business anchored in proprietary drug development with a BD focus on late stage co-development and mature product registrations
  - Specialty areas include Neonatal, PAH, acute CV, Onc & Immuno-Onc , gynecology, and ophthalmology . Acute Pulmonology products include INOMAX for pre-term infants, REMODULIN for pulmonary arterial hypertension (PAH) and Surfaxin, Lucinactant LS and AEROSURF
- Integrated capabilities:
  - R&D – In 2015-2017 completed 7 trials, 13 ongoing
  - Regulatory – In 2015-2017 - 7 approvals, 7 submissions
  - Manufacturing – two large scale facilities for development and commercial manufacturing of oral, injection / lyophilization, ophthalmic and gels
  - Commercial: Sales – 250 reps, 70 managers in 5,000 hospital accounts along with distributors. Supported by market access and medical.

# Rationale and Intent for Lee's

***Lee's stated rationale for the deal and intent:***

1. **High belief in the assets and program**
   - Dr Li has followed Windtree for some time and is compelled by the synthetic surfactant platform (both aerosolized and non-aerosolized in RDS as well as other potential indications) and the significant opportunity it represents in China and globally
   - Attracted to the balanced investment / balanced risk approach of having 3 separate assets including an approved product, a new, better formulation in LS and the potentially game-changing AEROSURF program
2. **Desire for globalization from a major interest in a U.S. public company to build and access to new capital markets. Specifically, Windtree was an attractive way to achieve this because:**
   - They see a significant opportunity to gain this position at a bargain, clean up the capital structure and make healthy, and have a management team and assets they know and believe in
3. **Moving forward intent – Execute programs, potential to diversify with new assets and build a valuable business**

# Financial Update

- Cash and cash equivalents of $5.4 million as of November 1, 2017
  - The Company anticipates that currently existing cash will be sufficient to fund operations into January 2018 while we seek to secure the additional capital required to satisfy existing obligations and fund our operations and development activities through 2018
- Completing the Lee's share purchase, the Deerfield debt retirement and restructuring of Battelle payables results in an improved and more appropriate balance sheet and capital structure for a Company of Windtree's size and stage of development
- We believe the Company is better positioned to secure the additional capital necessary to continue investment in AEROSURF and other potential KL4 surfactant pipeline products

# Focused on Our Key Objectives

1 

**Complete Device Development** delivering an **extremely consistent, high performing** Phase 3 / "go to market" **drug delivery platform**

2 

**Solid execution in the clinic** with the **Bridge / Confirm Study**

3

AEROSURF and LS **Global Regulatory Clarity** and employed in development

4 

Successful funding supporting a **financially healthy organization**

5 

Investment / Portfolio **Diversification** (including **LS** business case)

# Value Creating Potential

WINDTREE
THERAPEUTICS

- **Potentially transformative therapy** addressing both the unmet efficacy and safety needs in the important, acute neonatology market
- Multiple **phase 2 clinical trials producing and replicating efficacy** while continuing to build **safety and tolerability data** base
- **Developing positive health economic position** as well as opportunity to **expand the use of surfactants** due to easier, less specialized administration
- **Broad IP** with potential to **build a pipeline** of KL4 surfactant therapies to address a variety of respiratory diseases
- **Fast Track and Orphan designations**
- **Part of a highly capable, diverse, global pharmaceutical company committed to the build and growth of Windtree**

# Windtree Therapeutics



***"Striving to deliver Hope for a Lifetime!"***